SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

        [X]    Preliminary Information Statement
        [ ]    Confidential, for Use of the Commission Only (as permitted by
               Rule 14c-5(d)(2))
        [ ]    Definitive Information Statement


                         GUINNESS TELLI*PHONE CORPORATION
                       ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

        [X]    No fee required

        [ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and O-11

               1) Title of each class of securities to which transaction applies:________

               2) Aggregate number of securities to which transaction applies:________

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.

               4) Proposed maximum aggregate value of transaction: Not applicable.

               5)     Total fee paid: None; no fee required.

        [ ]    Fee paid previously with preliminary materials

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount Previously Paid:________

               2)     Form, Schedule or Registration Statement No.:________

               3)     Filing Party:________________________________________

               4)     Dated Filed:________________

                                PRELIMINARY COPY

                         GUINESS TELL*PHONE CORPORATION
                             655 Redwood Hwy., # 273
                          Mill Valley, California 94941

                         -------------------------------

                              INFORMATION STATEMENT

                  Pursuant to Regulation 14C Promulgated Under
                 The Securities Exchange Act of 1934, as amended


                                  INTRODUCTION

     This Information Statement, dated June 9, 1998, is furnished in connection with a proposed transaction in which Guinness Telli*Phone Corporation (the "Company") intends to make a pro rata distribution as a stock dividend to its shareholders of the 550,000 shares (47.8% of the issued and outstanding shares) of New York Floral Enterprises, Inc. ("NEV") which it owns.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     It  is  expected  that  this  Information   Statement  will  be  mailed  to
shareholders on or about June 22, 1998.

     The complete mailing address of the Company's principal executive office is 655 Redwood Highway, #273, Mill Valley, California 94941 (telephone (415) 389-9442).

     The transaction will be approved, as required by Nevada law, by written consent of the holder(s) of a majority of the issued and outstanding shares of common stock of the Company. Appraisal rights are not available to shareholders with respect to any matter related to the transaction.

     Lawrence A. Guinness is the holder of 8,365,166 shares, approximately 53.07% of the issued and outstanding stock of the Company. As the majority shareholder of the Company, Mr. Guinness intends to adopt a resolution by written consent in lieu of a meeting pursuant to Section 242(a)(1) of the General Corporation Law of the State of Nevada, to authorize the Company to distribute, by way of a stock dividend to its shareholders on a pro rata basis, all 550,000 shares of NEV common stock.

     As of May 8, 1998, the following voting shares of the Company were outstanding, each of which is entitled to one vote:

                                             Number of Shares
                   Title of Class              Outstanding
                   --------------------------------------------------
                      Common                   15,710,160

                      Preferred                    -0-
                  -------------------------- ------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     (a) The address of Lawrence A. Guinness, the only beneficial owner of more than five percent of the Company's common voting shares as of May 31, 1998, was:

                                                                    Percent
Title of       Name and Address of           Amount and Nature of      of
Class          Beneficial Owner              Beneficial Ownership     Class
------------------------------------------------------------------------------
Common         Lawrence A. Guinness(1)       8,365,166 shares         53.07%
               3 Venus Ct.
               Tiburon. CA 94920


     (b) The common voting shares of the Company beneficially owned by each director and executive officer of the Company as of May 31, 1998, are set forth below:


                                                                    Percent
Title of       Name and Address of           Amount and Nature of      of
Class          Beneficial Owner              Beneficial Ownership     Class
------------------------------------------------------------------------------
Common         Lawrence A. Guinness(1)       8,365,166 shares         53.07%
               3 Venus Ct.
               Tiburon. CA 94920

Common         Dixie K. Tanner                485,000 shares           3.08%
               Secretary, Director

Common         Arthur Korn(2)                 250,000 shares (2)       1.59%
               CFO, Director

Common         Richard A. Morse               750,000 shares           4.76%
               V.P. Engineering
               and Product Development
-------------------------------------------------------------------------------
Total:                                      9,850,166 shares          62.5%


THE TRANSACTION

     (a) Merger of CoNetCo into New Floral Enterprises, Inc. CoNetCo was organized as a California corporation on September 18, 1989. On April 17, 1998, there were 11,000,000 shares of CoNetCo's common stock issued and outstanding, all of which were owned by the Company. New York Floral Enterprises, Inc. ("NEV"), a Nevada corporation, was formed on April 15, 1998. On or about April 17, 1998, CoNetCo was merged into NEV, the surviving corporation, pursuant to applicable state law. As provided in the Articles and Plan of Merger ("Exhibit A"), each of the 11,000,000 outstanding shares of CoNetCo were converted into shares of common stock of NEV at the rate of 1 share of NEV for each twenty (20) shares of CoNetCo. As a result, the 11,000,000 shares of CoNetCo held by the Company, were converted into 550,000 shares of NEV.

     (b) Reorganization between NEV and N.Y. Floral, Inc. (NY), a Florida corporation. Subsequent to the merger of CoNetCo into NEV and pursuant to a Plan and Agreement of Reorganization ("Exhibit B"), on or about April 20, 1998, NEV acquired all of the issued and outstanding stock of N.Y. Floral Co, Inc. ("FLA"), a Florida corporation in exchange for 600,000 shares of authorized but unissued common stock of NEV. As a result of the reorganization, the Company holds 550,000 shares of the common stock of NEV and the former shareholders of NY collectively hold 600,000 shares of the common stock of NEV.

     (c) Distribution of NEV Common Stock. The Company's board of directors has approved the distribution by way of a stock dividend to shareholders of all 550,000 shares of NEV stock owned by the Company. The distribution will be on a pro rata basis, except however, in the event that in making the distribution there shall be attributed to any shareholder a distribution of less than one whole share, the Transfer Agent of the Company shall be directed to issue one whole share and to make proportionate adjustments to the distribution of shares to others; and in any distribution which results in the distribution of a fraction of one share, such share shall be rounded to the nearest whole number.

ISSUANCE OF SECURITIES

     The Company does not intend to issue any additional shares of its common stock with respect to the Transaction . Prior to April 17, 1998, the Company owned all 11,000,000 of the issued and outstanding shares of its wholly-owned subsidiary CoNetCo. As a result of the merger of CoNetCo into New York Floral Enterprises, Inc. ("NEV"), those shares were exchanged for 550,000 shares of the common stock of NEV. As a result of the subsequent reorganization between NEV and NY, the Company owns 550,000 of the common stock of NEV and the former shareholders of NY own their proportionate share of 600,000 shares of the common stock of NEV which they received in exchange for the shares of common stock of NY they conveyed to NEV. Immediately thereafter, the Company will make a pro rata distribution to its shareholders of the 550,000 shares of the common stock of NEV which it owns.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

     None of the directors, officers, or their associates have any direct or indirect interest (by security holdings or otherwise) in the Merger or the Acquisition. As of June 9, 1998, the date of this Information Statement, the Company has not been notified that any director intends to oppose any action to be taken by the Company with respect to the Stock Dividend.

OTHER BUSINESS

     The Company does not know of any other business that is subject to approval by the shareholders.


                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Lawrence Guinness, Chairman of the Board

                                   EXHIBIT A
                                   ---------

                          ARTICLES AND PLAN OF MERGER

                                       OF

                        CoNetCo, a California corporation

       pursuant to the General Corporation Laws of the state of California

                                      INTO

     N. Y. FLORAL ENTERPRISES, INC., A Nevada corporation, as the Surviving

       Corporation pursuant to Section 450 et seq. Nevada Revised Statutes

     PLAN OF MERGER, dated this 16th day of April, 1998, by and between CoNetCo, a California corporation ("CoNetCo"), and all of the Directors thereof, and N.
Y. Floral Enterprises, Inc., a Nevada corporation, "N. Y., and all of the Directors thereof, the two corporations being hereinafter sometimes called the Constituent Corporations.

     WHEREAS, the Board of Directors of each of the Constituent Corporations deem it advisable for the welfare of the Constituent Corporations that these corporations merge under the terms and conditions hereinafter set forth, such merger to be effected pursuant to the statutes of the State of California and the statutes of the State of Nevada, and they have duly approved and authorized the terms of the Plan of Merger.

     WHEREAS, CoNetCo is a corporation duly organized under the laws of the State of California, having been incorporated September t8, 1989 with an authorized capital stock consisting of One Hundred Million (100,000,000) shares of Common Stock and One Hundred Million (100,000,000) shares of Preferred Stock, of which there are Eleven Million (11,000,000) shares of Common Stock issued and outstanding. There are no shares of Preferred Stock issued.

     WHEREAS, N. Y. Floral is a corporation duly organized under the laws of the State of Nevada, having been incorporated on April 15, 1998, with authorized capital consisting of 110,000,000 shares consisting of 10,000,000 shares of Preferred stock of $.001 par value and 100,000,000 shares of common stock of $.001 par value of which of which no shares have yet been issued; and,

     WHEREAS, the laws of the State of California and Nevada permit such a merger, and the Constituent Corporations desire to merge under and pursuant to the provisions of the laws of their respective states;

     WHEREAS,  the Plan of Merger is  contained  within the  Articles of Merger;
and,

     WHEREAS, there are no amendments to the Surviving Corporation's Articles of Incorporation, therefore, no Stockholder approval is required.

     WHEREAS, the addresses of the respective corporations are as follows:

      CoNetCo                           N. Y. Floral Enterprises, Inc.
      655 Redwood Hwy.,#273             3030 Bridgeway, #219
      Mill Valley, CA 94941             Sausalito, CA 94965

    NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, it is agreed that CoNetCo of California and N.Y. Floral shall be merged, and that N.Y. Floral shall be the Surviving Corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

     1. NAME OF SURVIVING CORPORATION: The name of the corporation, which is sometimes hereinafter referred to as the Surviving Corporation, shall, and, from and after the effective date of the merger, be N.Y. Floral Enterprises, Inc. The separate existence of CoNetCo, a California corporation, shall case at the effective time of the merger, except insofar as it may be continued by law or in order to can y out the purposes of this Agreement of Merger, and except as continued in the Surviving Corporation.

     2. ARTICLES OF INCORPORATION OF SURVIVING CORPORATION: The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of N.Y. Floral Enterprises, Inc., a Nevada corporation, a copy of which is annexed as Exhibit 1, hereto.

     3. BYLAWS OF THE SURVIVING CORPORATION: The Bylaws of N.Y. Floral Enterprises, Inc., a Nevada corporation, at the effective time of the merger, shall be the Bylaws of the Surviving Corporation, until altered or replaced as provided herein.

     4. BOARD OF DIRECTORS AND OFFICERS: The members of the Board of Directors and the officers of the Surviving Corporation immediately after the effective time of the merger shall be those persons who were the members of the Board of Directors and the officers, respectively, for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     5. AUTHORITY TO CONDUCT BUSINESS: N.Y. Floral Enterprises, Inc. represents that the corporation has not filed an application for authority to do business in the State of California. The Surviving Corporation will conduct no such business in California without first filing and having such application approved.

     6. CONVERSION OF SHARES: The manner of converting the shares of the Constituent Corporation into the shares of the Surviving Corporation shall be set forth in this paragraph, as follows: Immediately upon the effective date of the merger, each share of stock of CoNetCo of California outstanding in the hands of the existing shareholders, being all of the shares of CoNetCo outstanding, without any action on the part of the holders thereof, shall automatically become and be converted into common stock of the Surviving Corporation at the rate of one (1) shares of the Surviving Corporation for each twenty (20) share of the common stock of CoNetCo of California and each outstanding certificate representing shares of the common stock of CoNetCo of California shall thereupon be deemed, for all corporate purposes (other than the payment of dividends) to evidence the ownership of the number of fully paid, non-assessable shares of common stock of the Surviving Corporation into which such shares of common stock of CoNetCo of California shall have been converted.

     7. RIGHTS OF SHAREHOLDERS: After the effective time of the merger, each holder of a certificate which theretofore represented shares of common stock of CoNetCo of California shall case to have any rights as a shareholder of CoNetCo, except such as are expressly reserved to such stockholder by statute. After the effective time of the merger, any holder of a certificate or certificates which theretofore represented shares of the common stock of CoNetCo may, but shall not be required to, surrender the same to the Transfer Agent of the Surviving Corporation, Pacific Stock Transfer, Las Vegas, Nevada, and shall thereupon be entitled to receive in exchange therefore, a certificate or certificates representing the number of shares of common stock of the Surviving Corporation into which the shares of common stock of CoNetCo theretofore represented by each certificate or certificates, shall have been converted.

     8. EFFECTIVE DATE OF MERGER:

     (a) For all purposes of the laws of the State of California, this Agreement of Merger and the merger herein provided for shall become effective and the separate existence of CoNetCo, except insofar as it may be continued by statute, shall cease as soon as this Agreement shall have been adopted, approved, signed and acknowledged in accordance with the laws of the State of California, and certificates of its adoption and approval shall have been executed in accordance with such laws; and this Certificate and this Certificate and Agreement of Merger shall have been filed in the office the Department of State of the State of California.

     (b) For ail purposes of the laws of the State of Nevada, this Agreement of Merger and the merger herein provided for shall become effective and the separate existence of CoNetCo, except insofar as it may be continued by statute, shall cease as soon as this Agreement shall have been adopted, approved, signed and acknowledged in accordance with the laws of the State of Nevada and certificates of its adoption and approval shall have been executed in accordance with such laws; and this Certificate of Merger shall have been filed with the Secretary of State of the State of Nevada.

     (c) The corporate identity, existence, purposes, powers, objects, franchises, rights and immunities of N.Y. FLORAL shall continue unaffected and unimpaired by the merger hereby provided for, and the corporate identities, existence, purposes, powers, objects, franchises, rights and immunities of CoNetCo shall be continued in and merged into N.Y. Floral and N.Y. Floral shall be fully vested therewith.

     (d) The date upon which this Agreement is filed in the offices mentioned above and upon which the Constituent Corporation shall so become a single corporation is the effective date of the merger.

     9. AUTHORIZATION. The parties hereto acknowledge and respectively represent that this Merger Agreement is authorized by the laws of the respective jurisdictions of the Constituent Corporations and that the matter was approved at a special shareholders meeting of the respective corporation, at which the shareholders voted, as follows:

Name of corporation           Shares Outstanding  Voted for    Voted  Against

CoNetCo. a California Corp.       11,000,000        11,000,000       None


     10. FURTHER ASSURANCE OF TITLE: As and when requested by the Surviving Corporation, or by its successors or assigns, CoNetCo will execute and deliver or cause to be executed and delivered all such deeds and instruments and will take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation, title to and possession of any property of any of the Constituent Corporations acquired by the Surviving Corporation by reason, or as a result, of the merger herein provided for and otherwise to carry out the intent and purposes hereof, and the officers and directors of CoNetCo and the officers and directors of the Surviving Corporation are fully authorized in the name of the respective Constituent Corporations or otherwise, to take any and all such action.

     11. SERVICE OF PROCESS OF SURVIVING CORPORATION: The Surviving Corporation agrees that it may be served with process in the State of California in any proceeding for enforcement of any obligation of CoNetCo, as well as for the enforcement of any obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of the General Corporation Law of the State of California, and hereby irrevocably appoints the Secretary of State of the State of California, as its agent to accept service or process in any suit or other proceedings. Copies of such process shall be mailed to N. Y., at:

     c/o N.Y. Floral Enterprises, Inc.
     3030 Bridgeway, #219
     Sausalito, CA. 94965

     12. SHAREHOLDERS RIGHT TO PAYMENT: The Surviving Corporation agrees that subject to the provisions of the Corporate laws of the State of California, it will pay to the shareholders of CoNetCo, the amounts, if any, to which such shareholders may be entitled under the provisions of the above statutes or the laws of California, as the case may be.

     13. ABANDONMENT: This Plan of Merger may be abandoned (a) by either Constituent Corporation, acting by its Board of Directors, at any time prior to its adoption by the shareholders of both of the Constituent Corporations, as provided by law, or, (b) by the mutual consent of the Constituent Corporations, acting each by its Board of Directors, at any time after such adoption by such shareholders and prior to the effective time of the merger. In the event of the abandonment of this Agreement of Merger pursuant to (a) above, notice thereof shall be given by the Board of Directors of the Constituent Corporation and thereupon, or abandonment pursuant to (b) above, this Agreement of Merger shall become wholly void and of no effect and there shall be no further liability or obligation hereunder on the part of either the Constituent Corporations or of its Board of Directors or shareholders.

     IN WITNESS WHEREOF, each of the Constituent Corporations, pursuant to authority granted by its Board of Directors, has caused this Agreement of Merger to be executed by a majority of its Board of Directors and by its President and its Secretary.

     The respective Directors and Officers of the Constituent Corporations do hereby certify that the above merger Agreement was adopted as set forth in the above Agreement and that said resolutions have not been revoked or rescinded.

                                             CoNetCo

                                             /S/ Lawrence A. Guinness
                                             ---------------------------------
                                             By:  Lawrence A. Guinness
                                             Its: President


                                             /S/ Judith Wilson
                                             ---------------------------------
                                             By:  Judith Wilson
                                             Its: (Ass) Secretary

ACKNOWLEDGMENT BY NOTARY

STATE OF California        )
                           ) SS.
COUNTY OF MARIN            )

     On April 16, 1998, personally appeared before me, Lawrence A. Guinness, President, and Judith Wilson, Asst. Secretary, of CoNetCo, who acknowledge to me that they were the signers of the foregoing Certificate and Agreement of Merger.

                                        /S/ Susan Dupuis
[NOTARY SEAL]                           --------------------------------------
                                        Notary Public


                                        N.Y. FLORAL ENTERPRISES, INC.


                                             /S/ Lawrence A. Guinness
                                             ---------------------------------
                                             By:  Lawrence A. Guinness
                                             Its: President


                                             /S/ Judith Wilson
                                             ---------------------------------
                                             By:  Judith Wilson
                                             Its: (Ass) Secretary

ACKNOWLEDGMENT BY NOTARY

STATE OF California        )
                           ) SS.
COUNTY OF MARIN            )

     On April 16, 1998, personally appeared before me, Lawrence A. Guinness, President, and Judith Wilson, Asst. Secretary, of CoNetCo, who acknowledge to me that they were the signers of the foregoing Certificate and Agreement of Merger.

                                        /S/ Susan Dupuis
[NOTARY SEAL]                           --------------------------------------
                                        Notary Public

                                   EXHIBIT B
                                   ---------

                      PLAN AND AGREEMENT OF REORGANIZATION

                                     BETWEEN

                         N.Y. Floral Enterprises, Inc..
                             (a Nevada corporation)

                                       AND

                                N.Y. Floral, Inc.
                             (a Florida corporation)


     This Plan and Agreement of Reorganization is entered into this 20th day of April, 1998, by and between N.Y. Floral Enterprises, Inc., a Nevada corporation, hereinafter referred to as "NY", and N.Y. Floral Co., Inc., a Florida corporation and its shareholders, hereinafter referred to as "Florida".

     This Plan or Reorganization is within the meaning of Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended. NY will acquire from the shareholders of Florida, all of the issued and outstanding shares of Florida in return for 600,000 shares of the authorized but unissued shares of NY. Florida will then become and operate as a wholly owned subsidiary of NY.

                                    AGREEMENT

     In order to consummate such plan of reorganization, the parties hereto, in consideration of the mutual agreements and on the basis of the representations and warranties hereafter set forth, do hereby agree, as follows:

                                    ARTICLE I

     1.01.  Transfer of Florida  capital stock and  consideration  for transfer:
Subject to the terms and conditions of this Agreement, each Florida shareholder shall have endorsed and delivered his or her certificate to Victor Defrisco, President of Florida, as Trustee, prior to the closing date, who shall, at such closing, deliver said certificates to NY in exchange for the stated number of shares of NY (subject to the provisions of Section 3(a)(9) of the Securities Act of 1933, as amended) as set forth in 1.02 below.

     1.02. Consideration for transfer to NY: On this the closing date, subject to the terms and conditions of this Agreement, and in full consideration for the transfer and delivery to NY of all the issued and outstanding shares of Florida, NY shall cause to be delivered by its transfer agent, namely Pacific Stock Transfer, Six Hundred Thousand (600,000) shares of the authorized but unissued capital stock of NY. Said 600,000 shares shall be broken down into individual names and amounts as requested in writing by Barry Abrams, authorized agent for the Florida shareholders, and when issued, such shares to be fully paid and nonassessable. Such shares shall not be free trading as they are not at this time registered or covered by any exemption. Said shares will be restricted in nature and said restriction shall be reflected on the face of all certificates included in the 600,000 shares.

                                   ARTICLE II

     2.01. Closing: The time of delivery by Florida stockholders of their respective shares as provided in paragraph 1.01 of this Agreement having already taken place, said shares being held by Victor Defrisco, as authorized agent, and the certificate for 600,000 shares as authorized by the Board of Directors of NY being in hand for delivery to Barry Abrams, as authorized agent, closing shall be effective with the signing of this Agreement. For purposes of record, closing shall be effective as of the 21st day of April, 1998, 5 p.m. Florida time, at the offices of Florida, which will become the office of NY, located at Mizner Park, 431 Plaza Real, Boca Raton, FL 33432.

                                   ARTICLE III

     3.01. Representations and Warranties by Florida:

     (1) Florida is a corporation duly organized and validly existing and in good standing under the laws of the State of Florida. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. Florida is duly qualified, licensed, or domesticated and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the nature of its activities conducted or the character of its properties make such qualification, licensing, or domestication necessary.

     (2) (a) Florida is duly and lawfully authorized by its Articles of Incorporation, to issue the shares of capital stock required by this Agreement; further, Florida has no other authorized series or class of stock. All of the outstanding shares of Florida's capital stock have been duly issued.

          (b) Florida is not presently liable on account of any indebtedness for borrowed moneys, except as reflected on the Balance Sheet described in subparagraph (4), below.

          (c) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatever under which Florida is or may be obligated to issue or purchase shares of its capital stock.

     (3) Each Florida stockholder severally and for himself at the time of the Closing on the Closing Date will be, the lawful owner of the shares of the capital stock of Florida held in his name, free and clear of all liens, claims and encumbrances of every kind. Each stockholder has full legal right, power, and authority to sell, assign, and transfer his shares of capital stock of Florida; and the delivery of such shares to NY pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances and claims of every kind.

     (4) Florida has furnished NY with an audited Balance Sheet of Florida as of March 31, 1998, hereinafter referred to as the Balance Sheet. Such financial statement presents fairly the financial condition of Florida at such date. Specifically, but not by way of limitation, the Balance Sheet discloses all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of Florida at the date thereof.

     (5) Florida has not, since March 31, 1998

          (a) Incurred any obligations or liabilities, absolute, accrued, contingent, or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which adversely affects the business or prospects of Florida;

          (b) Discharged or satisfied any liens or encumbrances, or paid any obligation or liability, absolute, accrued, contingent or otherwise and whether due or to become due, other than current liabilities shown on the Balance Sheet and current liabilities incurred since the closing of business on the date of the Balance Sheet, in each case, in the ordinary course of business;

          (c) Declared or made any payment or distribution to its Stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Capital Stock or other securities;

          (d)   Mortgaged,   pledged,   or  subjected  to  lien,  or  any  other
     encumbrances or charges, any of its assets, tangible or intangible;

          (e) Sold or transferred any of its assets except for inventory sold in the ordinary course of business or canceled any debt or claim;

          (f) Suffered any damage, destruction, or loss (whether or not covered by insurance) affecting the properties, business, or prospects of Florida, or waived any rights of substantial value;

          (g) Entered into any transaction other than in the ordinary course of business.

     (6) There are no legal actions, suits, arbitration's, or other legal or administrative proceedings pending against Florida which would affect it, its properties, asses, or business. Florida is not in default with respect to any judgment, order or decree of any government agency or instrumentality.

     (7) Florida has good and marketable title to all of its properties and assets, including without limitation those reflected in the Balance Sheet and those used or located on property controlled by Florida in its business on the date of the Balance Sheet and acquired thereafter (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed on the Balance Sheet as securing specified liabilities; (b) are disclosed in the Schedule of Assets referred to in Subparagraph 3.01 (8) hereof; or (c) do not materially adversely affect the use thereof. The building and equipment of Florida are in good condition and repair, reasonable wear and tear excepted. Florida has not been, to the knowledge of any officer of Florida, threatened with any action or proceeding under any building or zoning ordinance, regulation or law.

     (8) Prior to Closing date, Florida will have delivered to NY a separate Schedule of Assets, specifically referring to this paragraph, containing:

          (a) A true and complete aged list of accounts receivable (if any) as of a date no earlier than the Closing Date.

          (b) A true and complete list of all capitalized machinery, tools, equipment, and rolling stock owned by Florida, setting forth all liens, claims, encumbrances, charges, restrictions, covenants, and conditions.

          (c) A complete schedule of all fire and other casualty and liability policies of Florida in effect at the time of delivery of said schedule.

     (9) Florida is not a party to, or otherwise bound by, any written or oral:

          (a) Contract or agreement not made in the ordinary course of business;

          (b) Lease with respect to any property, real or personal, whether as lessor or lessee, except as reflected in the Balance Sheet.

          (c) Contract or other commitment continuing for a period of more than thirty days and which is not terminable without cost or other liability to Florida or its successor except as shown on the Balance Sheet.

Florida has in all respects performed all obligations required to be performed by it to date and is not in material default under any of the contracts, agreements, leases, documents, or other arrangement to which it is a party or by which it is otherwise bound.

     (10) The books of account, minute books, stock certificate books, and stock transfer ledgers of Florida are complete at Closing and also correct, and there have been no transactions involving the business of Florida which properly should have been set forth in said respective books, other than those set forth therein.

     (11) Since the Balance Sheet there has not been any material adverse change in, or event or condition materially and adversely affecting the condition (financial or otherwise) of the properties, assets or liabilities of Florida.

     3.02 NY represents and warrants to Florida and its stockholders as follows:

     (1) NY is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

     (2) NY's authorized capital stock consists of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, par value S.001. At the close of this Agreement 1,150,000 shares of common stock will be validly issued and outstanding and no preferred stock will have been issued. This figure reflects the 600,000 shares beneficially issued to the shareholders of Florida under Rule 3(a)(9) of the Securities Act of 1933.

     (3) The execution, delivery, and performance of this Agreement has been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of NY in accordance with its terms. No provision of the Articles of Incorporation and any amendments thereto, by-laws and any amendments thereto, or of any contract to which NY is a party or otherwise bound, prevents NY from delivering good title to its shares of such capital stock in the manner contemplated hereunder.

     (4) NY has furnished Florida with a statement of management, and previous management, that there are no current assets and no liabilities, and that the corporation, and its predecessor have had no activities in which it could have incurred any liabilities since 1989. It has been operating as a wholly owned subsidiary of Guinness Telli*Phone Corporation, a Nevada corporation, a reporting company under the rules and regulations of the Securities and Exchange Commission. The stock of the company is trading under the symbol TELI on the over the counter, Bulletin Board. All reports required to be filed with Securities and Exchange Commission have been filed, and the company is current with all such filings.

     (5) All of the NY common shares to be issued to Florida shareholders will, when so issued, be validly issued and outstanding, fully paid and nonassessable.

     (6) Since the financial condition statement, there has not been any material or adverse change in, or event or condition materially and adversely affecting the condition of NY.

                                   ARTICLE IV

     4.01 Florida covenants that all statements made herein and hereto are true and correct and may be relied upon by NY.

     4.02. Florida covenants and warrants that all books, records and financial statements employed or used in connection with this Agreement are true and correct and that the right to examine same has been extended to NY and its representatives.

     4.03. Federal Securities Act - Unregistered Stock:

     (1) Each, Florida stockholder acknowledges that the shares of NY common stock to be delivered to him pursuant to this Agreement have not and are not registered under the 1933 Act, as amended, and that accordingly such stock is not fully transferable except as permitted under various exemptions contained in the 1933 Act, and the rules of the Securities and Exchange Commission interpreting said Act. The provisions contained in this paragraph are intended to ensure compliance with the 1933 Act, as amended.

     (2) Each Florida stockholder agrees that the certificates evidencing the shares he will receive shall contain substantially the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE SAME ARE REGISTERED UNDER THE SECURITY ACT OF 1933, OR THE COMPANY RECEIVES AN OPINION FROM COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED FOR SALE OR TRANSFER OR THAT THE SHARES HAVE BEEN LEGALLY SOLD IN BROKER TRANSACTIONS PURSUANT TO RULE 144 OF THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION PROMULGATED UNDER SECURITY ACT OF 1933."

                                    ARTICLE V

     5.01 Conditions Precedent:

     (1) The aggregate number of shares of the corporation's capital stock tendered by the Florida stockholders at the closing shall constitute 100 percent of all of the issued and outstanding Capital Stock of Florida.

                                   ARTICLE VI

     6.01 Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.02 This Agreement shall be construed under and in accordance with the laws of the State of Nevada.

     6.03 This Agreement shall be binding on and inure to the benefit of and be enforceable by the Florida shareholders and NY, their respective heirs, executors, administrators, legal representatives, successors, and assigns except as otherwise expressly provided herein.

     6.04 Should there be any litigation arising from this transaction, the prevailing party shall be entitle to recover reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose. These fees shall be in addition to any other relief which may be awarded.

                                   ARTICLE VII

     7.01 Resignations: Immediately upon the Closing, N.Y. Floral Enterprises, Inc. shall hold a Special Meeting of its Board of Directors, at which time Lawrence A. Guinness and Dixie Tanner, who are the current officers directors of N.Y. Floral Enterprises, Inc. shall submit their respective resignations, and at which time Barry Abrams, and his slate of officers and directors shall be appointed in their places.

     IN WITNESS WHEREOF, the parties hereto have executed this Plan and Agreement of Reorganization on the date first set forth, at Boca Raton, Florida.

                                             N.Y. FLORAL ENTERPRISES, INC.


                                             /S/ Lawrence A. Guinness
                                             ---------------------------------
                                             By: Lawrence A. Guinness, President


                                             /S/ Dixie Tanner
                                             ---------------------------------
                                             By:  Dixie Tanner, Secretary

                                             N.Y. FLORAL CO., INC.



                                             /S/ Victor DeFrisco
                                             ---------------------------------
                                             By:  Victor DeFrisco, President


                                             /S/ Sale DeFrisco
                                             ---------------------------------
                                             By:  Sal DeFrisco, Secretary

                                             /S/ Barry Abrams
                                             ---------------------------------
                                             By: Barry Abrams, as Trustee
                                                 for all Shareholders of N.Y.
                                                 Floral, Co.